                                                                   EXHIBIT 10.05


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND

              Schedule Number "23-07-97" / Agreement No. 9700050785

                            AMENDMENT NO. 23-07-97-A



This Letter Agreement dated May 7,1998 is in regard to Schedule Number "23-07-97"/ Agreement No. 9700050785 effective December 1, 1997 (the "CSR
[           ] (CSRM) Schedule"), and constitutes an Amendment to the CSRM
Schedule in accordance with Article 29 of Agreement No. 9700050785.

Under this Amendment, CGI will be modifying the CSRM Schedule by extending the project schedule out by a period of eleven (11) weeks and by expanding the scope through increasing the tasks to be completed, based on mutual agreement by the parties.

The overall schedule for the CSRM Project will be modified hereunder from a 15 week effort (actual period of performance of December 1, 1997 to March 15, 1998) to at least a 26 week effort (December 1, 1997 to May 31, 1998).

ADDITIONAL PROJECT TASKS :

The following seven (7) tasks will be performed in addition to those in the original CSRM Statement of Work. Five of these tasks are estimated to completion while the other two are estimated for requirements assessment only. Estimation to complete the latter two tasks will be performed after the requirements are understood. For all tasks, a description of the task, the level of effort, and related assumptions are also provided. These tasks were preliminarily defined in email memorandums between U S WEST and Carnegie Group in April, 1998 (attached as Appendix A to this Amendment 23-07-97-A for background information).

     1.  INTEGRATE WITH FNS RELEASE 5.05


--------------------------------------------------------------------------------
   Description        The first deployment of CSRM in production uses FnS 4.61.
                      When FnS 5.05 is deployed in production, CSRM will need slight modifications to interface to the updated FnS. The filtering functionality will also need to be updated to work with the new FnS CSR format. Integration testing will also be performed.


--------------------------------------------------------------------------------
         Effort       [       ] hours


--------------------------------------------------------------------------------
         Assumptions       o


--------------------------------------------------------------------------------

     2. INTEGRATE WITH IMA RELEASE 3.1


23-07-97-A                                                           May 8, 1998

--------------------------------------------------------------------------------
   Description        The first phase of CSRM was not designed to fully support
                      IMA. The accessors RSID, ZCID, ListSection, BillSection, and SnESection will be added to the ResCSR. We will also support handling of duplicate CSRs which are provided by the FnS methods csrDupDataCount, and csrDupDataIndex. The
                      Java servlets will need to be modified to match these interface changes. The CSRM client lib will be merged with the FnS client lib.


--------------------------------------------------------------------------------
   Effort             [      ] hours
--------------------------------------------------------------------------------
   Assumptions        o    CSRM has its own CLEC database. Estimates for this
                           task do not include interfacing to IMA's CLEC
                           database.
--------------------------------------------------------------------------------

     3.  INTEGRATE WITH FNS RELEASE 5.1


--------------------------------------------------------------------------------
   Description        When FnS 5.1 is deployed in production, CSRM will need to
                      go through integration testing with that FnS release.
                      Based on our current understanding of the changes made in
                      FnS 5.1, this should not require source code changes to
                      CSRM - only testing to verify interoperability.
--------------------------------------------------------------------------------
   Effort             [    ] hours
--------------------------------------------------------------------------------
   Assumptions        o    No code changes to CSRM are required and integration
                           testing is only needed to verify interoperability.
                           CSRM changes forced by FnS 5.1 changes are not
                           included in this task.
--------------------------------------------------------------------------------

     4.  MODIFY [                        ] FUNCTIONALITY


--------------------------------------------------------------------------------
   Description        [






                                                                               ]
--------------------------------------------------------------------------------


   Effort             [     ] hours
--------------------------------------------------------------------------------


   Assumptions        o  The approach taken in this task estimate is a short
                         term approach due to the short delivery time frame.
                         Additional work needed to implement a more robust long
                         term solution is not included in this task.
--------------------------------------------------------------------------------

     5. ASSESS REQUIREMENTS FOR ENHANCEMENTS SUGGESTED BY EXISTING CSRM USERS

23-07-97-A                                                           May 8, 1998

--------------------------------------------------------------------------------
   Description        In a conference call with the on-site manager of the end
                      user group, a number of enhancements were suggested which
                      would improve CSRM usability for both the users and their
                      customers (CLECs). We would need to investigate the user
                      requirements to determine the effort involved in
                      implementing the enhancements. This assessment would also
                      be coordinated with other efforts related to usability of
                      CSRM.
--------------------------------------------------------------------------------
   Effort             [       ] hours
--------------------------------------------------------------------------------
   Assumptions        o  There will be no coding or any implementation work
                         provided based on the findings of this assessment; the
                         requirements findings as documented and an estimation
                         of the scope and cost to implement the requirements
                         will be provided only.
--------------------------------------------------------------------------------

     6. ASSESS REQUIREMENTS FOR ENHANCEMENTS TO SUPPORT ADDITIONAL CSRM USERS WHO ARE INTERNAL TO U S WEST

--------------------------------------------------------------------------------
   Description        Additional internal U S WEST users may start using CSRM.
                      Enhancements or modifications to support these users may
                      be required. We would need to investigate the requirements here to determine the effort involved. This assessment
                      would also be coordinated with other efforts related to
                      usability of CSRM.
--------------------------------------------------------------------------------
   Effort             [       ] hours
--------------------------------------------------------------------------------
   Assumptions        o    There will be no coding or any implementation work
                           provided based on the findings of this assessment;
                           the requirements findings as documented and an
                           estimation of the scope and cost to implement the
                           requirements will be provided only.
--------------------------------------------------------------------------------

     7. INCORPORATE CSRM PMR 100 (HANDLING OF DUPLICATE CSRS)

--------------------------------------------------------------------------------
   Description        CSRM Phase 1 does not handle duplicate CSRs and does not
                      present a useful message to the user when this situation
                      is encountered. This task would enhance CSRM to allow
                      handling of this case. When a duplicate CSR is
                      encountered, the user would be presented with a list of
                      customer codes for the telephone number and would then
                      pick the desired one. A new CSR request would be issued
                      with that customer code appended to the telephone number.
                      The ability to enter the customer code on the request
                      screen would also be added.
--------------------------------------------------------------------------------
   Effort             [       ] hours
--------------------------------------------------------------------------------
   Assumptions        o  This estimate is for GUI work only. The server side
                         portion of this task is assumed to have been performed in support of IMA Release 3.1.

                      o This task and estimate is based on modifying the existing GUI. This task and estimate could change, upon U S WEST request, based on the outcome of the assessments in the previous tasks.
--------------------------------------------------------------------------------


23-07-97-A                                                           May 8, 1998

OVERALL ASSUMPTIONS:

In addition to the assumptions stated above and in the CSRM Schedule, the following assumptions also apply to the tasks and estimates presented in this amendment.

o Availability of a test environment at U S WEST which allows access to the current FnS version and the associated test BOSS/CARS systems.

o    System and production testing to be performed by U S WEST.

o The deliverables from the above coding tasks will be incorporated into the existing corresponding deliverables provided under the CSRM Schedule; Tasks 5 and 6 assessment findings will be incorporated as an addendum the User Requirements Document unless otherwise agreed by the parties.

o Any additional hours beyond those estimated and any additional scope beyond what is described in the above seven tasks will be provided upon the execution of a change order or amendment document.

AMENDMENT COSTS:

This Amendment also includes an additional funding estimate in the amount of
[           ] for additional tasks determined and agreed to by Carnegie Group and U S WEST. Therefore, the Projected Cost in Article 3 of Schedule 23-07-97
has been increased by [          ] to [           ] in accordance with Exhibit 1
as attached hereto to effectively replace the original Article 3 in its entirety. This Amendment describes the project extension and scope, in accordance with the current intent of the parties, for which the CSRM Schedule is being modified hereunder. It is understood by the parties that the consulting services will continue to be provided by CGI under Schedule 23- 07-97 and this Amendment as subject to change in accordance with U S WEST direction and within the funding constraints of this Amendment.

Except as expressly set forth in this Letter Agreement, the terms of Schedule 23-07-97 and all signed amendments shall remain in full force and effect.

23-07-97-A                                                           May 8, 1998

IN WITNESS WHEREOF, LICENSEE AND CGI HAVE EXECUTED THIS LETTER AGREEMENT IN DUPLICATE BY THEIR RESPECTIVE AUTHORIZED REPRESENTATIVES.



CARNEGIE GROUP, INC.                        LICENSEE



BY:    /s/ DENNIS YABLONSKY                 BY:    /s/ BARBARA IRWIN
   ----------------------------                -------------------------


TITLE: President/CEO                        TITLE: Executive Director
      -------------------------                   ----------------------


DATE:  8/3/98                               DATE:  6/29/98
     -------------------------                   -----------------------


                                            U S WEST BUSINESS RESOURCES, INC.

                                            ACTING AS AGENT FOR:  LICENSEE



                                            BY:
                                               --------------------------


                                            TITLE:
                                                  -----------------------


                                            DATE:
                                                 ------------------------




23-07-97-A                                                           May 8, 1998

                           Exhibit 1 - Projected Cost

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses, which represents an increase of [        ]
above the previous funding approved for the CSRM Project of [         ]. Travel
to end user sites may be necessary for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Amendment No. 23-07-97-A is directly linked to the CSRM Schedule No. 23-07-97. Estimated costs with applicable discounts and estimated hours according to the project extension, including special payment terms, and the additional tasks are provided separately below. They collectively represent this Amendment's costs and hours. Lastly, the same is provided for the entire project incorporating the Amendment's costs and hours and those from the original Schedule.


--------------------------------------------------------------------------------
ITEMIZATION OF COSTS                                              Amount


--------------------------------------------------------------------------------
Contract Engineering Costs (time and materials)                   [      ]

                                                                  [      ]

less [   ] Minimum Discount


--------------------------------------------------------------------------------
Total Contract Engineering                                        [      ]


--------------------------------------------------------------------------------
CGI/Third Party License Fees


--------------------------------------------------------------------------------
Travel Expenses and other pass-through expenses


--------------------------------------------------------------------------------
Total Incremental Estimated Price                                 [      ]


--------------------------------------------------------------------------------

Estimated hours for this amendment are as follows:


--------------------------------------------------------------------------------
CATEGORY                                                  Estimated Hours


--------------------------------------------------------------------------------
Project Manager                                              [      ]

Engineering                                                  [      ]

Technical Writer                                             [      ]
--------------------------------------------------------------------------------
Total Hours                                                  [      ]

--------------------------------------------------------------------------------

23-07-97-A                                                           May 8, 1998

The CSRM Project entire project to date, inclusive of this Amendment, costs and hours follow:


--------------------------------------------------------------------------------
ITEMIZATION OF COSTS                                              Amount


--------------------------------------------------------------------------------
Contract Engineering Costs (time and materials)                   [      ]


less [   ] Minimum Discount                                       [      ]


--------------------------------------------------------------------------------
CGI/Third Party License Fees


--------------------------------------------------------------------------------
Travel Expenses and other pass-through expenses


--------------------------------------------------------------------------------
Total Schedule Estimated Price                                    [      ]


--------------------------------------------------------------------------------


Total estimated hours for this schedule are as follows:


--------------------------------------------------------------------------------
CATEGORY                                          ESTIMATED CARNEGIE GROUP HOURS


--------------------------------------------------------------------------------
Project Manager                                              [      ]

Engineering                                                  [      ]

Technical Writer                                             [      ]

--------------------------------------------------------------------------------
Total Hours                                                  [      ]

--------------------------------------------------------------------------------


23-07-97-A                                                           May 8, 1998

                                   Appendix A



TO:      Jeff Thompson, Nikki Smidt

CC:      Jeff Ellery & Glenn Hoy, CGI

FROM:    Cathy Butcher

DATE:    April 7, 1998

SUBJECT: CSRM Plan & Schedule Post Production



CSRM is in production. Users are trained and using CSRM. The following are future plans for CSRM as we know them today. With your support, I would like to extend the contract and working relationship with CGI to complete these items.




--------------------------------------------------------------------------------
DATE          WHAT                          VALUE
--------------------------------------------------------------------------------
4/25/98       Move to Fetch V 5.0.4         CSR appearance is more BOSS/CARS
                                            like in appearance. Reduce churn for
                                            recipient of CSRM CSR
--------------------------------------------------------------------------------
TBD           Move to Fetch V 5.1           Working on this.  The value to CSRM
                                            may be staying current with Fetch.
--------------------------------------------------------------------------------
6/26/98       [                  ]          [

(IMA 3.1)
                                                                           ]
--------------------------------------------------------------------------------
TBD           FBL (CSRM GUI) Enhancements   Netscape 3.0 compatible

                                            Add option to get [            ] CSR

                                            Add "by state, by USOC" filter
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
PMR/CR         Severity       FIX/CHANGE
--------------------------------------------------------------------------------
PMR100         2              Ability to resolve duplicate CSR. (Occasionally a
                              live and final account with the same telephone
                              number appears in BOSS/CARS. CSRM does not know
                              how to deal with this situation and therefore does
                              nothing. CSRM does need the capability of
                              presenting both accounts to the requester who in
                              turn can select the account they are requesting.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please advise if you have any questions or issues with this plan.

23-07-97-A                                                           May 8, 1998

                                Appendix A, cont.



TO:      Jeff Thompson

FROM:    Cathy Butcher

DATE:    April 16, 1998

SUBJECT: CSRM Enhancement Requests



The ICS ATC Dallas Texas group, initial users of CSRM, have identified the following CSRM enhancements and problems.




--------------------------------------------------------------------------------
Priority      Enhancement                       Functional Impact
--------------------------------------------------------------------------------
1             Ability to EMAIL multiple CSRs    CSRM output is a 1 to 1
              at one time                       relationship (CSR to
                                                EMAIL, fax or print).  The
                                                vast majority of CLEC requests
                                                are for multiple CSRs. CLECs
                                                expect to receive multiple CSRs
                                                in a single EMAIL, fax or print.
                                                CLECs immediately registered a
                                                complaint when ATC started using
                                                CSRM and received 1 CSR per
                                                EMAIL. This feature is currently
                                                provided by their CSR copy
                                                program - predecessor to CSRM.
--------------------------------------------------------------------------------
2             Add subject line to EMAIL and     Larger CLECs distribute incoming
              fax deliveries                    CSRs based on a subject line
                                                that states originator and date
                                                of the request. This feature is
                                                currently provided by their CSR
                                                copy program - predecessor to
                                                CSRM.
--------------------------------------------------------------------------------
3             Add notes section                 Ability to convey comments to
                                                CLECs re their request attached
                                                to the CSRM EMAIL, fax or print.
                                                This feature is currently
                                                provided by their CSR copy
                                                program - predecessor to CSRM.
--------------------------------------------------------------------------------
4             EMAIL alias list                  Non CLEC impactive. EMAIL is
                                                primary method of delivering
                                                CSRs and vast majority of
                                                requests come from a few CLECs.
                                                ATC users would like to be able
                                                to select an EMAIL address
                                                rather than entering it with
                                                each request - saves time and
                                                less prone to errors. This
                                                feature is currently provided by
                                                their CSR copy program -
                                                predecessor to CSRM.
--------------------------------------------------------------------------------

These are low priority problems and not considered show stoppers by the clients.



23-07-97-A                                                           May 8, 1998

--------------------------------------------------------------------------------
Problem                                          Solution
--------------------------------------------------------------------------------
Authorized Name field does not allow        Redefine field
spacing and displays in caps

--------------------------------------------------------------------------------
ATC CSRM input window is not                ATC screen resolution different than
displayed on one screen                     developments. Improve spacing and/or
                                            remove unnecessary fields.
--------------------------------------------------------------------------------
Sometimes CSRM does not refresh             Workaround described by CGI. Known
correctly                                   JAVA bug that may have fix in recent
                                            JAVA upgrade.
--------------------------------------------------------------------------------

23-07-97-A                                                           May 8, 1998